o 157 P-1

                         SUPPLEMENT DATED JUNE 1, 2000
                             TO THE PROSPECTUS OF
                     FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                            DATED FEBRUARY 1, 2000

The prospectus is amended as follows:

I. Under the "Principal investments" discussion on page 2, the first paragraph of that section is replaced with the following:

PRINCIPAL INVESTMENTS The fund will normally invest at least 65% of its total assets in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund focuses on mortgage pass-through securities, which are securities representing interests in "pools" of mortgage loans, issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities may be fixed-rate or adjustable rate mortgage securities (ARMS).

II. Under the "Principal investments" discussion on page 2, the fourth paragraph of that section is replaced with the following:

The fund may invest up to 35% of its total assets in potentially higher income producing mortgage securities including, but not limited to, certain ARMS, commercial mortgage-backed securities (CMBS), home equity loan asset backed securities (HELs), manufactured housing asset backed securities (MH) and collateralized mortgage obligations (CMOs), as well as in other mortgage-related asset-backed securities. Mortgage-related asset-backed securities are backed by mortgages or other real property. Higher income producing mortgage securities may be issued or guaranteed by the U.S. government, its agencies or instrumentalities or by private issuers.

III. The section "Mortgage securities" on page 4 is replaced with the following:

MORTGAGE SECURITIES AND ASSET-BACKED SECURITIES Mortgage securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage securities and extend their life. This could cause the price of the mortgage securities and the fund's share price to fall and would make the mortgage securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

IV. The section "Derivative securities" on page 5 is revised to read as follows:

DERIVATIVE SECURITIES Collateralized mortgage obligations (CMOs) are considered derivative investments, since their value depends on the value of an underlying asset. Some mortgage-related asset-backed securities may also be considered derivative investments. These investments are subject to credit risk and prepayment risk associated with the underlying mortgage assets.

V. All references to Franklin Templeton Trust Company in this prospectus are replaced with Franklin Templeton Bank & Trust.

VI. The section "Minimum investments" on page 13 is replaced with the following:

MINIMUM INVESTMENTS
----------------------------------------------------------------------
                                INITIAL            ADDITIONAL
----------------------------------------------------------------------
Regular accounts                $1,000             $50
----------------------------------------------------------------------
Automatic investment plans      $50 ($25 for an    $50 ($25 for an
                                Education IRA)     Education IRA)
----------------------------------------------------------------------
UGMA/UTMA accounts              $100               $50
----------------------------------------------------------------------
Retirement accounts
(other than IRAs, IRA
rollovers, Education IRAs or
Roth IRAs)                      no minimum         no minimum
----------------------------------------------------------------------
IRAs, IRA rollovers, Education
IRAs or Roth IRAs               $250               $50
----------------------------------------------------------------------
Broker-dealer sponsored wrap
account programs                $250               $50
----------------------------------------------------------------------
Full-time employees, officers,
trustees and directors of
Franklin Templeton entities,
and their immediate family
members                         $100               $50
----------------------------------------------------------------------

 PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR SALE IN YOUR
                            STATE OR JURISDICTION.

Certain Franklin Templeton Funds offer multiple share classes not offered by this Fund. Please note that for selling or exchanging your shares, or for other purposes, the Fund's shares are considered Class A shares.

VII. The section "Account Application" on page 14 is replaced with the following:

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 15). For example, if you would like to link one of your bank accounts to your fund account so that you may use electronic fund transfers to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.

VIII. Effective July 3, 2000, the following is added to the section "Buying shares" on page 14:

[Insert graphic of      If you have another    Before requesting a
phone] BY PHONE         Franklin Templeton     telephone purchase,
                        account with your      please make sure we
(Up to $100,000 per     bank account           have your bank
day) 1-800/632-2301     information on file,   account information
                        you may open a new     on file. If we do not
                        account by phone. The  have this
                        accounts must be       information, you will
                        identically            need to send written
                        registered.            instructions with
                                               your bank's name and
                        To make a same day     address, a voided
                        investment, please     check or savings
                        call us by 1:00 p.m.   account deposit slip,
                        Pacific time or the    and a signature
                        close of the New York  guarantee if the
                        Stock Exchange,        ownership of the bank
                        whichever is earlier.  and fund accounts is
                                               different.

                                               To make a same day
                                               investment, please
                                               call us by 1:00 p.m.
                                               Pacific time or the
                                               close of the New York
                                               Stock Exchange,
                                               whichever is earlier.

IX. The section "Automatic Investment Plan" on page 15 is replaced with the following:

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, complete the appropriate section of your account application and mail it to Investor Services.

If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

X. The section "Telephone Privileges" on page 16 is replaced with the following:

TELEPHONE PRIVILEGES You will automatically receive telephone privileges when you open your account, allowing you and your investment representative to buy, sell or exchange your shares and make certain other changes to your account by phone.

For accounts with more than one registered owner, telephone privileges also allow the fund to accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions. In addition, our telephone exchange privilege allows you to exchange shares by phone from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. This type of telephone exchange is available as long as you have telephone exchange privileges on your account.

As long as we take certain measures to verify telephone requests, we will not be responsible for any losses that may occur from unauthorized requests. Of course, you can decline telephone purchase, exchange or redemption privileges on your account application.

XI. The section "Dealer compensation" on page 22 is replaced with the following:

DEALER COMPENSATION Qualifying dealers who sell fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges and its other resources.

COMMISSION (%)  -
Investment under $100,000      4.00
$100,000 but under $250,000    3.25
$250,000 but under $500,000    2.25
$500,000 but under $1 million  1.85
$1 million or more             None

A dealer commission of up to 0.25% may be paid on NAV purchases by certain trust companies and bank trust departments, retirement plans, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for NAV purchases by market timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. If a dealer commission is paid on a NAV purchase that we later determine was made by a market timer, all commissions paid in connection with that purchase during the last twelve months must be returned.

Please keep this supplement for future reference.


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o 157 SA-1

                         SUPPLEMENT DATED JUNE 1, 2000
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                     FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                            DATED FEBRUARY 1, 2000

The Statement of Additional Information (SAI) is amended as follows:

I. Under the "Goal and Strategies" discussion on page 2, the second and third paragraphs of that section are replaced with the following:

The fund tries to achieve its investment goal by investing at least 65% of its total assets in mortgage securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The fund normally invests in mortgage pass-through securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation ("FHLMC"). These securities may be fixed-rate or adjustable rate mortgage securities ("ARMS").

The fund may invest up to 35% of its total assets in higher income producing mortgage securities including certain ARMS, commercial mortgage-backed securities ("CMBS"), home equity loan asset backed securities ("HELs"), manufactured housing asset backed securities ("MH") and collateralized mortgage obligations ("CMOs"), as well as in other mortgage-related asset-backed securities, which may or may not be issued or guaranteed by the U.S. government, its agencies or its instrumentalities.

II. The section "Stripped mortgage-backed securities" on page 3 is replaced with the following:

ASSET-BACKED SECURITIES The Fund may invest in mortgage-related asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity loans backed by lien mortgages and loans that facilitate the purchase of manufactured homes, and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the fund may invest. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral.

Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on the underlying assets to make payments, asset-backed securities may contain elements of credit support. Credit support falls into two categories: (i) liquidity protection and (ii) protection against losses from the default by an obligor on the underlying assets. Liquidity protection refers to advances, generally provided by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses from the default by an obligor enhances the likelihood of payments of the obligations on at least some of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of these approaches. The fund will not pay any additional fees for credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include "senior subordinated securities" (multiple class securities with one or more classes that are subordinate to the other classes with respect to the payment of principal and interest, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceeds that required to make payments on the securities and pay any servicing or other fees). The degree of credit support provided is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in the securities.

III. The following paragraph is added to the "Risks" section beginning on page 7:

Asset-backed securities Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage securities, asset-backed securities are subject to prepayment and extension risks.

IV. The first waiver category in the section "Waivers for certain investors" on page 17 is revised to read:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

V. The section "Systematic withdrawal plan" on page 18 is replaced with the following:

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment.

The fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the fund receives notification of the shareholder's death or incapacity.

VI. The following paragraph is added to the section "General information" on page 19:

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the fund at a later date. These sub-accounts may be registered either by name or number. The fund's investment minimums apply to each sub-account. The fund will send confirmation and account statements for the sub-accounts to the institution.

               Please keep this supplement for future reference.